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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     JANUARY 21, 2000
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                                 QRS CORPORATION
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               (Exact name of registrant as specified in charter)



     DELAWARE                            0-21958                68-0102251
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(State or other jurisdiction           (Commission            (IRS Employer
  of incorporation)                    File Number)        Identification No.)



1400 MARINA WAY SOUTH, RICHMOND, CALIFORNIA                     94804
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(Address of principal executive offices)                        (Zip Code)




Registrant's telephone number, including area code           (510) 215-5000
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                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)



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ITEM 2   ACQUISITION OR DISPOSITION OF ASSETS

         On January 21, 2000, Image Info Inc. ("Image Info"), a New York corporation, merged with and into WS Acquisition Corp. ("Merger Sub"), a New York corporation and a wholly-owned subsidiary of QRS Corporation ("QRS"), pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated January 16, 2000, among QRS, Merger Sub and Image Info. A copy of the Merger Agreement is attached hereto as EXHIBIT 2.1 and incorporated herein by reference.

         Pursuant to the Merger Agreement, the outstanding capital stock of Image Info was converted into the right to receive 440,913 shares of Common Stock of QRS and $5,000,000 in cash. In addition, the former shareholders of Image Info shall receive an aggregate additional payment of $2,500,000 in 2001 and 2002 if the revenue of the business of Image Info exceeds certain agreed upon amounts in 2000 or 2001. The amount of such consideration was determined based upon arm's-length negotiations between QRS and Image Info. As a result of the Merger, Merger Sub will pay bonuses to employees of Image Info in the aggregate of approximately $1,431,500. The acquisition is intended to be accounted for as a purchase.

         A copy of the press release announcing that QRS, Image Info and Merger Sub entered into the Merger Agreement is attached hereto as
EXHIBIT 99.1 and incorporated herein by reference.


ITEM 7            FINANCIAL STATEMENTS AND EXHIBITS

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  The financial statements required by part (a) of Item 7 relating to the acquired business referred to in Item 2 above are not currently available. The required financial statements will be filed in an amendment to this Report under cover of Form 8-K/A as soon as practicable, but not later than March 27, 2000, which is the first business day 60 days after the date that this Report on Form 8-K is required to be filed.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  The pro forma financial information required by part (b) of
Item 7 for the acquisition transaction described in Item 2 above is not currently available. The required pro forma financial information will be filed in an amendment to this Report under cover of Form 8-K/A as soon as practicable, but not later than March 27, 2000, which is the first business day 60 days after the date that this Report on Form 8-K is required to be filed.


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         (c)      EXHIBITS.

                  The following documents are filed as exhibits to this report:

                  2.1 Agreement and Plan of Merger, dated as of January 16, 2000, by and among QRS Corporation, WS Acquisition Corp. and Image Info Inc.

                  99.1          Press Release dated January 17, 2000.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          QRS CORPORATION


Date:  January 28, 2000                    \s\ Peter Papano
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                                          Peter Papano
                                          Chief Financial Officer and Secretary


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                                  EXHIBIT INDEX


                  Exhibit

                  2.1 Agreement and Plan of Merger, dated as of January 16, 2000, by and among QRS Corporation, WS Acquisition Corp. and Image Info Inc.

                  99.1          Press Release dated January 17, 2000.


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